UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

MBIA INC.
(Exact name of registrant as specified in its charter)

Connecticut	1-9583	06-1185706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 King Street, Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
914-273-4545

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     REGULATION FD DISCLOSURE.

National Public Finance Guarantee Corporation (“National”), an indirect subsidiary of MBIA Inc. (the “Company”), issued a press release on May 22, 2014. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01.     OTHER EVENTS.

The following information is being filed pursuant to Item 8.01—Other Events of Form 8-K.

On May 22, 2014, the Company announced that Moody's Investors Service (“Moody’s”) has upgraded its insurance financial strength rating on the Company’s U.S. public finance financial guarantee insurance subsidiary, National, to “A3” from “Baa1”.  At the same time, Moody’s upgraded the insurance financial strength rating on the Company’s structured finance and international financial guarantee insurance subsidiary, MBIA Insurance Corporation, to “B2” from “B3”, and the senior debt rating on MBIA Inc. to “Ba1” from “Ba3”.  The outlook on all the ratings is stable.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

99.1  Press Release issued by MBIA Inc., dated May 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBIA INC.

		By:	/s/ Ram D. Wertheim
Ram D. Wertheim
Chief Legal Officer

Date:	May 22, 2014

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
Dated May 22, 2014

99.1	Press Release issued by MBIA Inc., dated May 22, 2014.